Exhibit 99.1

DUFF & PHELPS

DUFF & PHELPS REPORTS 2008

FULL-YEAR AND FOURTH QUARTER FINANCIAL RESULTS

FULL-YEAR HIGHLIGHTS:

•                  Full-year revenues excluding reimbursable expenses of $381.5 million, representing 11.8% growth compared to the prior year

•                  Adjusted EBITDA(1) of $73.6 million, representing 19.3% margin

•                  Adjusted pro forma net income per share(1) of $1.05, representing 12.9% growth from the prior year

FOURTH QUARTER HIGHLIGHTS:

•                  Fourth quarter revenues excluding reimbursable expenses of $94.2 million, representing 1.6% growth from the prior year quarter

•                  Adjusted EBITDA(1) of $20.7 million, representing 22.0% margin

•                  Adjusted pro forma net income per share(1) of $0.28, representing 16.7% growth from the prior year quarter

NEW YORK, February 26, 2009  —  Duff & Phelps Corporation (NYSE: DUF), a leading independent provider of financial advisory and investment banking services, today announced financial results for its 2008 fourth quarter and full year.

For the year ended December 31, 2008, Duff & Phelps generated revenues excluding reimbursable expenses of $381.5 million, an increase of 11.8% compared to $341.2 million for the prior year.  Adjusted EBITDA(1) for the period was $73.6 million, representing 19.3% of revenues excluding reimbursable expenses, compared to $68.9 million for the prior year, representing 20.2% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.39.  Adjusted pro forma net income(1) was $36.0 million, or $1.05 per share on a fully exchanged, fully diluted basis, compared to $31.8 million, or $0.93 per share, for the prior year.

For the quarter ended December 31, 2008, Duff & Phelps generated revenues excluding reimbursable expenses of $94.2 million, an increase of 1.6% compared to $92.7 million for the corresponding prior year quarter.  Adjusted EBITDA(1) for the quarter was $20.7 million, representing 22.0% of revenues excluding reimbursable expenses, compared to $17.5 million for the corresponding prior year quarter, representing 18.9% of revenues excluding reimbursable expenses.  Fully diluted net income per share of Class A common stock was $0.17.  Adjusted pro forma net income(1) was $9.8 million, or $0.28 per share on a fully exchanged, fully diluted basis, compared to $8.2 million, or $0.24 per share, for the corresponding prior year quarter.

“Even though the events over the past year have altered the complexion of both the financial services industry and, more generally, corporate America, we have seen — and expect to continue to see — solid demand for our valuation expertise, restructuring advisory work and general corporate finance consulting,” commented Noah Gottdiener, chairman and chief executive officer.  “Notably, in the fourth quarter, we were honored to provide a valuation report to the U.S. Congressional Oversight Panel on TARP.  We believe this example demonstrates how our expansive global platform of highly-trained professionals enables Duff & Phelps to seize opportunities across our key business segments and bring our collective expertise to every client we serve.”

“Our recent performance reflects the ongoing strength of our core valuation services in 2008, particularly with respect to the valuation of complex securities, portfolio investments and impairment analysis,” commented Gerry Creagh, president.  “Further, we believe the economic environment is creating significant opportunities for our global restructuring group, even as the general dislocation of the credit markets has tempered our investment banking segment.  Importantly, our targeted strategy of pursuing non-cyclical and counter-cyclical services also paid dividends, as our Dispute Consulting and Tax Services businesses experienced meaningful growth in 2008.”

(1)     Adjusted EBITDA, adjusted pro forma net income and adjusted pro forma net income per share are non-GAAP financial measures.  See following definitions and disclosures herein.

Earnings Call Webcast

As previously announced, Duff & Phelps will host a conference call today, February 26, 2009, at 8:30 a.m. EST to discuss the Company’s financial results.  Interested parties can access the webcast for this call through http://ir.duffandphelps.com/events.cfm.

About Duff & Phelps

As a leading global independent provider of financial advisory and investment banking services, Duff & Phelps delivers trusted advice to our clients principally in the areas of valuation, transactions, financial restructuring, dispute and taxation.  Our world class capabilities and resources, combined with an agile and responsive delivery, distinguish our clients’ experience in working with us.  With more than 1,200 employees serving clients worldwide through offices in North America, Europe and Asia, Duff & Phelps is committed to fulfilling its mission to protect, recover and maximize value for its clients.  Investment banking services in North America are provided by Duff & Phelps Securities, LLC.  Investment banking services in Europe are provided by Duff & Phelps Securities Ltd. Duff & Phelps Securities Ltd. is authorized and regulated by the Financial Services Authority.  For more information, visit www.duffandphelps.com.  (NYSE: DUF)

Explanatory Note

The Company is a Delaware corporation and was incorporated on April 23, 2007 as a holding company for the purpose of facilitating our initial public offering (“IPO”) of common equity and to become the sole managing member of Duff & Phelps Acquisitions, LLC and subsidiaries (“D&P Acquisitions”).

Immediately prior to the closing of the IPO, D&P Acquisitions effectuated certain transactions intended to simplify the capital structure of D&P Acquisitions (“Recapitalization Transactions”).  The net effect of the Recapitalization Transactions was to convert D&P Acquisitions’ multiple-class structure into a single new class of units called “New Class A Units.”  Equity-based compensation discussed herein includes (a) grants of legacy units of D&P Acquisitions, (b) options to purchase shares of the Company’s Class A common stock granted in connection with the IPO (“IPO Options”) and (c) restricted stock awards and units issued in connection with the Company’s ongoing long-term compensation program (“Ongoing RSAs”).

References to the “Company” and “Successor” refer to the Company and its consolidated subsidiaries during the period subsequent to the IPO and related transactions, as fully described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”).  References to “Predecessor” refer D&P Acquisitions during the period prior to the IPO and related transactions.  References to “revenue” or “revenues” refer to revenue excluding client reimbursable expenses.

Disclosure Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934, which reflect the Company’s current views with respect to, among other things, future events and financial performance.  The Company generally identifies forward looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words.  Any forward-looking statements contained in this discussion are based upon our historical performance and on our current plans, estimates and expectations.  The inclusion of this forward-looking information should not be regarded as a representation by us, or any other person that the future plans, estimates or expectations contemplated by us will be achieved.  Such forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity.  If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements.  These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements and the risk factors section that are included in our Annual Report on Form 10-K and in any subsequent filings of our Form 10-Qs.  The forward-looking statements included in this press release are made only as of the date hereof.  The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

The results of operations, analysis and discussion herein present an aggregation of certain periods to help provide a full-year presentation of our results for comparability purposes.  These aggregated results are a non-GAAP financial measures.  For example, the Predecessor period from January 1 to October 3, 2007 (pre-IPO) is combined with the Successor period from October 4 to December 31, 2007 (post-IPO) to present results for the year ended December 31, 2007 (collectively, “Aggregated” or “year ended December 31, 2007”).  Management reviews aggregated results when it analyzes operating trends and results.  These combined results should not be used in isolation or substitution of Predecessor and Successor results reported separately.

Adjusted EBITDA is a non-GAAP financial measure and is reconciled as follows (dollars in thousands and unaudited):

Quarter Ended December 31, 2008 and 2007

		(a) + (b)	(a)	(b)
	Successor	Aggregated	Successor	Predecessor
			Period from	Period from
	Quarter Ended	Quarter Ended	October 4 to	October 1 to
	December 31,	December 31,	December 31,	October 3,
	2008	2007	2007	2007

Revenues (excluding reimbursables)	$94,208	$92,708	$87,883	$4,825

Net income/(loss)	$2,397	$(5,475)	$(6,352)	$877
Provision for income taxes	4,276	1,193	1,176	17
Non-controlling interest	5,864	(8,225)	(8,225)	—
Other expense, net	1,382	1,065	1,032	33
Depreciation and amortization	2,913	2,455	2,384	71
Acquisition retention expenses	11	226	217	9
Equity based compensation associated with legacy units and IPO Options	3,886	26,296	26,142	154
Adjusted EBITDA	$20,729	$17,535	$16,374	$1,161

Adjusted EBITDA, as a percentage of revenues	22.0%	18.9%	18.6%	24.1%

Year Ended December 31, 2008 and 2007

		(a) + (b)	(a)	(b)
	Successor	Aggregated	Successor	Predecessor
			Period from	Period from
	Year Ended	Year Ended	October 4 to	January 1 to
	December 31,	December 31,	December 31,	October 3,
	2008	2007	2007	2007

Revenues (excluding reimbursables)	$381,476	$341,158	$87,883	$253,275

Net income/(loss)	$5,225	$546	$(6,352)	$6,898
Provision for income taxes	10,619	2,227	1,176	1,051
Non-controlling interest	19,068	(8,225)	(8,225)	—
Other expense, net	3,205	5,435	1,032	4,403
Depreciation and amortization	9,816	9,138	2,384	6,754
Acquisition retention expenses	793	2,252	217	2,035
Equity based compensation associated with legacy units and IPO Options	24,906	57,570	26,142	31,428
Adjusted EBITDA	$73,632	$68,943	$16,374	$52,569

Adjusted EBITDA, as a percentage of revenues	19.3%	20.2%	18.6%	20.8%

Adjusted EBITDA, as defined by the Company, consists of net income or loss before (a) interest income and expense, (b) provision for income taxes, (c) other expense, net, (d) depreciation and amortization, (e) acquisition retention expenses, (f) equity-based compensation associated with legacy units of D&P Acquisitions, and IPO Options included in compensation and benefits, (g) equity-based compensation associated with legacy units of D&P Acquisitions and IPO Options included in selling, general and administrative expenses and (h) non-controlling interest.

We believe that Adjusted EBITDA provides a relevant and useful alternative measure of our ongoing profitability and performance, when viewed in conjunction with GAAP measures, as it adjusts net income or loss for (a) interest expense and depreciation and amortization (a significant portion of which relates to debt and capital investments that have been incurred recently as the result of acquisitions and investments in stand-alone infrastructure which we do not expect to incur at the same levels in the future), (b) equity-based compensation associated with the legacy units a significant portion of which is due to certain one-time grants associated with Predecessor acquisitions and IPO Options, (c) acquisition retention expenses and other merger and acquisition costs, which are generally non-

recurring in nature or are related to deferred payments associated with prior acquisitions, and (d) non-controlling interest.

Given the level of acquisition activity during the Predecessor period, and related capital investments and one time equity grants associated with acquisitions during the Predecessor period (which we do not expect to incur at the same levels in Successor periods) and the IPO, and our belief that, as a professional services organization, our operations are not capital intensive on an ongoing basis, we believe the Adjusted EBITDA measure, in addition to GAAP financial measures, provides a relevant and useful benchmark for investors, in order to assess our financial performance and comparability to other companies in our industry.  The Adjusted EBITDA measure is utilized by our senior management to evaluate our overall performance and operating expense characteristics and to compare our performance to that of certain of our competitors.  A measure substantially similar to Adjusted EBITDA is the principal measure that determines the compensation of our senior management team.  In addition, a measure similar to Adjusted EBITDA is a key measure that determines compliance with certain financial covenants under our senior secured credit facility.  Management compensates for the inherent limitations associated with using the Adjusted EBITDA measure through disclosure of such limitations, presentation of our financial statements in accordance with GAAP and reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure, net income or loss.  Furthermore, management also reviews GAAP measures, and evaluates individual measures that are not included in Adjusted EBITDA such as our level of capital expenditures, equity issuance and interest expense, among other measures.

This non-GAAP financial measure is not prepared in accordance with, and should not be considered an alternative to, measurements required by GAAP, such as operating income, net income or loss, net income or loss per share, cash flow from continuing operating activities or any other measure of performance or liquidity derived in accordance with GAAP.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  In addition, it should be noted that companies calculate Adjusted EBITDA differently and, therefore, Adjusted EBITDA as presented for us may not be comparable to Adjusted EBITDA reported by other companies.

Adjusted pro forma net income, as defined by Duff & Phelps, consists of Adjusted EBITDA (as defined above), less depreciation and amortization, interest income and expense, other income and pro forma corporate income tax applied at an assumed 40.6% and 41.5% rate for the years ended December 31, 2008 and 2007, respectively.  Adjusted pro forma net income per share, as defined by Duff & Phelps, consists of adjusted pro forma net income divided by the weighted average number of the Company’s Class A and Class B shares for the applicable period, giving effect to the dilutive impact, if any, of stock options and restricted stock awards.

Investor and Media Relations

Marty Dauer

+ 1 212 871 7700

investor.relations@duffandphelps.com

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

		(a) + (b)	(a)	(b)
	Successor	Aggregated(1)	Successor	Predecessor
	Quarter Ended	Quarter Ended	October 4 to	October 1 to
	December 31,	December 31,	December 31,	October 3,
	2008	2007	2007	2007

Revenues	$94,208	$92,708	$87,883	$4,825
Reimbursable expenses	2,600	3,017	2,824	193
Total revenues	96,808	95,725	90,707	5,018

Direct client service costs
Compensation and benefits(2)	49,861	73,536	71,141	2,395
Other direct client service costs	2,396	1,740	1,440	300
Acquisition retention expenses	11	226	217	9
Reimbursable expenses	2,697	2,840	2,586	254
	54,965	78,342	75,384	2,958

Operating expenses
Selling, general and administrative(3)	25,011	26,370	25,308	1,062
Depreciation and amortization	2,913	2,455	2,384	71
	27,924	28,825	27,692	1,133

Operating income/(loss)	13,919	(11,442)	(12,369)	927

Other expense/(income)
Interest income	(14)	(782)	(763)	(19)
Interest expense	906	1,478	1,426	52
Other expense/(income)	490	369	369	—
	1,382	1,065	1,032	33

Income/(loss) before non-controlling interest and income taxes	12,537	(12,507)	(13,401)	894

Non-controlling interest	5,864	(8,225)	(8,225)	—
Provision for income taxes	4,276	1,193	1,176	17

Net income/(loss)	$2,397	$(5,475)	$(6,352)	$877

Weighted average shares of Class A common stock outstanding
Basic	13,403		13,018
Diluted	13,805		13,018

Net income/(loss) per share of Class A common stock
Basic	$0.18		$(0.49)
Diluted	$0.17		$(0.49)

(1)          Represents aggregate Predecessor and Successor results for the period presented.  The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Successor and Predecessor results.  The aggregated results help to provide a full-year presentation of our results for comparability purposes.

(2)          Includes $3,356 and $23,922 of equity-based compensation for the quarters ended December 31, 2008 and 2007, respectively; $23,806 of equity-based compensation for the period from October 4, 2007 to December 31, 2007; and $117 for the period from October 1 to October 3, 2007, respectively.

(3)          Includes $2,639 and $2,893 of equity-based compensation for the quarters ended December 31, 2008 and 2007, respectively; $2,856 of equity-based compensation for the period from October 4, 2007 to December 31, 2007; $37 for the period from October 1 to October 3, 2007, respectively.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

		(a) + (b)	(a)	(b)
	Successor	Aggregated(1)	Successor	Predecessor
	Year Ended	Year Ended	October 4 to	January 1 to
	December 31,	December 31,	December 31,	October 3,
	2008	2007	2007	2007

Revenues	$381,476	$341,158	$87,883	$253,275
Reimbursable expenses	10,546	12,770	2,824	9,946
Total revenues	392,022	353,928	90,707	263,221

Direct client service costs
Compensation and benefits(2)	216,137	229,889	71,141	158,748
Other direct client service costs	8,224	3,747	1,440	2,307
Acquisition retention expenses	793	2,252	217	2,035
Reimbursable expenses	10,623	12,665	2,586	10,079
	235,777	248,553	75,384	173,169

Operating expenses
Selling, general and administrative(3)	108,312	96,254	25,308	70,946
Depreciation and amortization	9,816	9,138	2,384	6,754
	118,128	105,392	27,692	77,700

Operating income/(loss)	38,117	(17)	(12,369)	12,352

Other expense/(income)
Interest income	(668)	(2,069)	(763)	(1,306)
Interest expense	3,475	6,920	1,426	5,494
Other expense/(income)	398	584	369	215
	3,205	5,435	1,032	4,403

Income/(loss) before non-controlling interest and income taxes	34,912	(5,452)	(13,401)	7,949

Non-controlling interest	19,068	(8,225)	(8,225)	—
Provision for income taxes	10,619	2,227	1,176	1,051

Net income/(loss)	$5,225	$546	$(6,352)	$6,898

Weighted average shares of Class A common stock outstanding
Basic	13,225		13,018
Diluted	13,501		13,018

Net income/(loss) per share of Class A common stock
Basic	$0.40		$(0.49)
Diluted	$0.39		$(0.49)

(1)          Represents aggregate Predecessor and Successor results for the period presented.  The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Successor and Predecessor results.  The aggregated results help to provide a full-year presentation of our results for comparability purposes.

(2)          Includes $20,537 and $46,993 of equity-based compensation for the years ended December 31, 2008 and 2007, respectively; $23,806 of equity-based compensation for the period from October 4, 2007 to December 31, 2007; and $23,187 for the period from January 1 to October 3, 2007, respectively.

(3)          Includes $10,803 and $11,097 of equity-based compensation for the year ended December 31, 2008 and 2007, respectively; $2,856 of equity-based compensation for the period from October 4, 2007 to December 31, 2007; $8,241 for the period from January 1 to October 3, 2007, respectively.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

SUMMARY OF REVENUE BY BUSINESS UNIT

(In thousands)

(Unaudited)

		(a) + (b)	(a)	(b)
	Successor	Aggregated(1)	Successor	Predecessor
			Period from	Period from
	Quarter Ended	Quarter Ended	October 4 to	October 1 to	Year Over Year
	December 31,	December 31,	December 31,	October 3,	Dollar	Percent
	2008	2007	2007	2007	Change	Change
Financial advisory revenues
Valuation advisory(2)	$42,462	$47,236	$45,037	$2,199	$(4,774)	-10.1%
Corportate finance consulting	13,458	11,458	11,165	293	2,000	17.5%
Specialty tax(3)	11,524	7,998	7,655	343	3,526	44.1%
Dispute and legal management consulting(4)	7,264	5,103	4,964	139	2,161	42.3%
	74,708	71,795	68,821	2,974	2,913	4.1%

Investment banking revenues
Transaction opinions	8,812	10,398	10,087	311	(1,586)	-15.3%
M&A advisory	4,741	7,065	5,525	1,540	(2,324)	-32.9%
Global restructuring advisory	5,947	3,450	3,450	—	2,497	72.4%
	19,500	20,913	19,062	1,851	(1,413)	-6.8%

Total revenues (excluding reimbursables)	$94,208	$92,708	$87,883	$4,825	$1,500	1.6%

		(a) + (b)	(a)	(b)
	Successor	Aggregated(1)	Successor	Predecessor
			Period from	Period from
	Year Ended	Year Ended	October 4 to	January 1 to	Year Over Year
	December 31,	December 31,	December 31,	October 3,	Dollar	Percent
	2008	2007	2007	2007	Change	Change
Financial advisory revenues
Valuation advisory(2)	$178,799	$173,381	$45,037	$128,344	$5,418	3.1%
Corportate finance consulting	56,494	41,328	11,165	30,163	15,166	36.7%
Specialty tax(3)	44,965	25,017	7,655	17,362	19,948	79.7%
Dispute and legal management consulting(4)	29,405	19,843	4,964	14,879	9,562	48.2%
	309,663	259,569	68,821	190,748	50,094	19.3%

Investment banking revenues
Transaction opinions	36,184	40,575	10,087	30,488	(4,391)	-10.8%
M&A advisory	17,976	22,904	5,525	17,379	(4,928)	-21.5%
Global restructuring advisory	17,653	18,110	3,450	14,660	(457)	-2.5%
	71,813	81,589	19,062	62,527	(9,776)	-12.0%

Total revenues (excluding reimbursables)	$381,476	$341,158	$87,883	$253,275	$40,318	11.8%

(1)          Represents aggregate Predecessor and Successor results for the period presented.  The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Successor and Predecessor results.  The aggregated results help to provide a full-year presentation of our results for comparability purposes.

(2)          Valuation Advisory includes the results of the acquisition of Kane Reece & Associates effective July 31, 2008.

(3)          Tax Services includes the results of Rash & Associates effective October 31, 2007 and World Tax Service US, effective July 15, 2008.

(4)          Dispute and Legal Management Consulting includes the acquisitions of Dubinsky & Company, effective April 11, 2008, and the Lumin Expert Group, effective August 8, 2008.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

RESULTS OF OPERATIONS BY SEGMENT

(In thousands, except rate-per-hour and headcount data)

(Unaudited)

		(a) + (b)	(a)	(b)
	Successor	Aggregated(1)	Successor	Predecessor
			Period from	Period from
	Year Ended	Year Ended	October 4 to	January 1 to	Year Over Year
	December 31,	December 31,	December 31,	October 3,	Unit	Percent
	2008	2007	2007	2007	Change	Change
Financial Advisory
Revenues (excluding reimbursables)	$309,663	$259,569	$68,821	$190,748	$50,094	19.3%
Segment operating income	56,187	43,174	12,177	30,997	13,013	30.1%
Segment operating income margin	18.1%	16.6%	17.7%	16.3%	1.5%	9.1%

Investment Banking
Revenues (excluding reimbursables)	$71,813	$81,589	$19,062	$62,527	$(9,776)	-12.0%
Segment operating income	17,522	25,664	3,959	21,705	(8,142)	-31.7%
Segment operating income margin	24.4%	31.5%	20.8%	34.7%	-7.1%	-22.4%

Average Client Service Professionals
Financial Advisory	815	628			187	29.8%
Investment Banking	119	110			9	8.2%
Total	934	738			196	26.6%

End of Period Client Service Professionals
Financial Advisory	841	746			95	12.7%
Investment Banking	134	98			36	36.7%
Total	975	844			131	15.5%

Revenue per Client Service Professional
Financial Advisory	$380	$413			$(33)	-8.1%
Investment Banking	603	742			(138)	-18.6%
Total professionals	408	462			(54)	-11.6%

Financial Advisory utilization rate(2)	63.0%	69.0%			-6.0%	-8.7%
Financial Advisory rate-per-hour(3)	$344	$323			$21	6.5%

Total
Revenues (excluding reimbursables)	$381,476	$341,158	$87,883	$253,275

Segment operating income	$73,709	$68,838	$16,136	$52,702
Net client reimbursable expenses	(77)	105	238	(133)
Equity-based compensation associated with legacy units and IPO options	(24,906)	(57,570)	(26,142)	(31,428)
Depreciation and amortization	(9,816)	(9,138)	(2,384)	(6,754)
Acquisition retention expense	(793)	(2,252)	(217)	(2,035)
Operating income	$38,117	$(17)	$(12,369)	$12,352

(1)          Represents aggregate Predecessor and Successor results for the period presented.  The combined results are non-GAAP financial measures and should not be used in isolation or substitution of Successor and Predecessor results.  The aggregated results help to provide a full-year presentation of our results for comparability purposes.

(2)          The utilization rate for any given period is calculated by dividing the number of hours Financial Advisory client service professionals (excluding approximately 60 client service professionals associated with Rash and certain acquisitions prior to the transition to the Company’s financial system) worked on client assignments (including internal projects for the Company) during the period by the total available working hours for all of such client service professionals during the same period, assuming a 40 hour work week, less paid holidays and vacation days.

(3)          Average billing rate per hour is calculated by dividing applicable revenues for the period by the number of hours worked on client assignments (including internal projects for the Company) during the same period.  The average billing rate excludes approximately $9,338 and $1,318 of revenues associated with Rash in the years ended December 31, 2008 and 2007, respectively.  The average billing rate also excludes certain hours from certain acquisitions prior to their transition to the Company’s financial system.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

OTHER OPERATING DATA

(In thousands, except rate-per-hour and headcount data)

(Unaudited)

		(a) + (b)	(a)	(b)
	Successor	Aggregated(1)	Successor	Predecessor
			Period from	Period from
	Year Ended	Year Ended	October 4 to	January 1 to	Year Over Year
	December 31,	December 31,	December 31,	October 3,	Unit	Percent
	2008	2007	2007	2007	Change	Change
Revenues (excluding reimbursables)
Financial Advisory	$309,663	$259,569	$68,821	$190,748	$50,094	19.3%
Investment Banking	71,813	81,589	19,062	62,527	(9,776)	-12.0%
Total	$381,476	$341,158	$87,883	$253,275	$40,318	11.8%

Average Number of Managing Directors
Financial Advisory	121	93			28	30.1%
Investment Banking	32	31			1	3.2%
Total	153	124			29	23.4%

End of Period Managing Directors
Financial Advisory	133	100			33	33.0%
Investment Banking	35	30			5	16.7%
Total	168	130			38	29.2%

Revenue per Managing Director
Financial Advisory	$2,559	$2,791			$(232)	-8.3%
Investment Banking	2,244	2,632			(388)	-14.7%
Total	$2,493	$2,751			$(620)	-22.5%

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Quarter Ended December 31, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$94,208	$—		$94,208
Reimbursable expenses	2,600	—		2,600
Total revenues	96,808	—		96,808

Direct client service costs
Compensation and benefits	49,861	(2,352	)(a)	47,509
Other direct client service costs	2,396	—		2,396
Acquisition retention expenses	11	(11	)(b)	—
Reimbursable expenses	2,697	—		2,697
	54,965	(2,363)		52,602

Operating expenses
Selling, general and administrative	25,011	(1,534	)(a)	23,477
Depreciation and amortization	2,913	—		2,913
	27,924	(1,534)		26,390

Operating income	13,919	3,897		17,816

Other expense/(income)
Interest income	(14)	—		(14)
Interest expense	906	—		906
Other expense	490	—		490
	1,382	—		1,382

Income before non-controlling interest and income taxes	12,537	3,897		16,434

Non-controlling interest	5,864	(5,864	)(c)	—
Provision for income taxes	4,276	2,396	(d)	6,672

Net income	$2,397	$7,365		$9,762

Pro forma fully exchanged, fully diluted shares outstanding			(e)	34,613

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$0.28

(a)          Represents elimination of equity-based compensation associated with legacy units and IPO Options.

(b)         Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.

(c)          Represents elimination of the non-controlling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)         Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6%, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders’ partnership units and Class B common stock of the Company into Class A common stock of the Company.

(e)          Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs for the quarter ended December 31, 2008.  The Company believes that IPO Options for the quarter ended December 31, 2008 would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	(a)	(b)	(a) + (b)
	Predecessor	Successor
	Period from	Period from
	October 1 to	October 4 to	Quarter Ended December 31, 2007
	October 3,	December 31,				Adjusted
	2007	2007	Aggregated(1)	Adjustments		Pro Forma

Revenues	$4,825	$87,883	$92,708	$—		$92,708
Reimbursable expenses	193	2,824	3,017	—		3,017
Total revenues	5,018	90,707	95,725	—		95,725

Direct client service costs
Compensation and benefits	2,395	71,141	73,536	(23,900	)(a)	49,636
Other direct client service costs	300	1,440	1,740	—		1,740
Acquisition retention expenses	9	217	226	(226	)(b)	—
Reimbursable expenses	254	2,586	2,840	—		2,840
	2,958	75,384	78,342	(24,126)		54,216

Operating expenses
Selling, general and administrative	1,062	25,308	26,370	(2,396	)(a)	23,974
Depreciation and amortization	71	2,384	2,455	—		2,455
	1,133	27,692	28,825	(2,396)		26,429

Operating income	927	(12,369)	(11,442)	26,522		15,080

Other expense/(income)
Interest income	(19)	(763)	(782)	—		(782)
Interest expense	52	1,426	1,478	—		1,478
Other expense	—	369	369	—		369
	33	1,032	1,065	—		1,065

Income before non-controlling interest and income taxes	894	(13,401)	(12,507)	26,522		14,015

Non-controlling interest	—	(8,225)	(8,225)	8,225	(c)	—
Provision for income taxes	17	1,176	1,193	4,623	(d)	5,816

Net income	$877	$(6,352)	$(5,475)	$13,674		$8,199

Pro forma fully exchanged, fully diluted shares outstanding					(e)	34,153

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding						$0.24

(a)          Represents elimination of equity-based compensation associated with legacy units and IPO Options.

(b)         Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.

(c)          Represents elimination of the non-controlling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)         Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.5%, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders’ partnership units and Class B common stock of the Company into Class A common stock of the Company.

(e)          Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding for the quarter ended December 31, 2007.  The Company believes that Ongoing RSAs and IPO Options for the quarter ended December 31, 2007 would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Year Ended December 31, 2008
	As			Adjusted
	Reported	Adjustments		Pro Forma

Revenues	$381,476	$—		$381,476
Reimbursable expenses	10,546	—		10,546
Total revenues	392,022	—		392,022

Direct client service costs
Compensation and benefits	216,137	(17,442	)(a)	198,695
Other direct client service costs	8,224	—		8,224
Acquisition retention expenses	793	(793	)(b)	—
Reimbursable expenses	10,623	—		10,623
	235,777	(18,235)		217,542

Operating expenses
Selling, general and administrative	108,312	(7,464	)(a)	100,848
Depreciation and amortization	9,816	—		9,816
	118,128	(7,464)		110,664

Operating income	38,117	25,699		63,816

Other expense/(income)
Interest income	(668)	—		(668)
Interest expense	3,475	—		3,475
Other expense	398	—		398
	3,205	—		3,205

Income before non-controlling interest and income taxes	34,912	25,699		60,611

Non-controlling interest	19,068	(19,068	)(c)	—
Provision for income taxes	10,619	13,989	(d)	24,608

Net income	$5,225	$30,778		$36,003

Pro forma fully exchanged, fully diluted shares outstanding			(e)	34,346

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding				$1.05

(a)          Represents elimination of equity-based compensation associated with legacy units and IPO Options.

(b)         Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.

(c)          Represents elimination of the non-controlling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)         Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 40.6%, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders’ partnership units and Class B common stock of the Company into Class A common stock of the Company.

(e)          Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding and dilutive effect of Ongoing RSAs for the year ended December 31, 2008.  The Company believes that IPO Options for the year ended December 31, 2008 would not be considered dilutive when applying the treasury method.

DUFF & PHELPS CORPORATION AND SUBSIDIARIES

ADJUSTED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	(a)	(b)	(a) + (b)
	Predecessor	Successor
	Period from	Period from
	January 1 to	October 4 to	Year Ended December 31, 2007
	October 3,	December 31,				Adjusted
	2007	2007	Aggregated(1)	Adjustments		Pro Forma

Revenues	$253,275	$87,883	$341,158	$—		$341,158
Reimbursable expenses	9,946	2,824	12,770	—		12,770
Total revenues	263,221	90,707	353,928	—		353,928

Direct client service costs
Compensation and benefits	158,748	71,141	229,889	(46,970	)(a)	182,919
Other direct client service costs	2,307	1,440	3,747	—		3,747
Acquisition retention expenses	2,035	217	2,252	(2,252	)(b)	—
Reimbursable expenses	10,079	2,586	12,665	—		12,665
	173,169	75,384	248,553	(49,222)		199,331

Operating expenses
Selling, general and administrative	70,946	25,308	96,254	(10,600	)(a)	85,654
Depreciation and amortization	6,754	2,384	9,138	—		9,138
	77,700	27,692	105,392	(10,600)		94,792

Operating income	12,352	(12,369)	(17)	59,822		59,805

Other expense/(income)
Interest income	(1,306)	(763)	(2,069)	—		(2,069)
Interest expense	5,494	1,426	6,920	—		6,920
Other expense	215	369	584	—		584
	4,403	1,032	5,435	—		5,435

Income before non-controlling interest and income taxes	7,949	(13,401)	(5,452)	59,822		54,370

Non-controlling interest	—	(8,225)	(8,225)	8,225	(c)	—
Provision for income taxes	1,051	1,176	2,227	20,330	(d)	22,557

Net income	$6,898	$(6,352)	$546	$31,267		$31,813

Pro forma fully exchanged, fully diluted shares outstanding					(e)	34,153

Adjusted pro forma net income per fully exchanged, fully diluted shares outstanding						$0.93

(a)          Represents elimination of equity-based compensation associated with legacy units and IPO Options.

(b)         Represents elimination of expense associated with deferred payments made in connection with the acquisition of Standard & Poor’s Corporate Value Consulting business in September 2005.

(c)          Represents elimination of the non-controlling interest associated with the ownership by existing unitholders of D&P Acquisitions (excluding D&P Corporation), as if such unitholders had fully exchanged their partnership units and Class B common stock of the Company for shares of Class A common stock of the Company.

(d)         Represents an adjustment to reflect an assumed effective corporate tax rate of approximately 41.5%, which includes a provision for U.S. federal income taxes and assumes the highest statutory rates apportioned to each state, local and/or foreign jurisdiction. Assumes full exchange of existing unitholders’ partnership units and Class B common stock of the Company into Class A common stock of the Company.

(e)          Based on the weighted-average number of aggregated Class A and Class B shares of common stock outstanding for the year ended December 31, 2007.  The Company believes that Ongoing RSAs and IPO Options for the year ended December 31, 2007 would not be considered dilutive when applying the treasury method.

###